Subsequent Event	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Event

Note 14 – Subsequent Event

On March 17, 2017, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified therein. Pursuant to the Purchase Agreement, the Company agreed to issue and sell, and the purchasers agreed to purchase, an aggregate of 4,059,994 shares at a price of $0.30 per share for total gross proceeds of approximately $1.2 million. In addition, the Company will issue to the purchasers warrants to purchase an aggregate of 4,059,994 shares of common stock. The warrants will have an exercise price of $0.30 per share and will be exercisable for a five-year term. The purchase and sale of the shares and warrants is expected to close on or about March 22, 2017, subject to satisfying customary closing conditions. Additionally, the Company entered into a Registration Rights Agreement with such purchasers, pursuant to which the Company has agreed to file a registration statement with the SEC covering the resale of the shares of common stock and shares issuable upon the exercise of the warrants within thirty days of the closing date. Maxim Group LLC (“Maxim”) is acting as the sole placement agent for the offering, and the Company has agreed to pay Maxim a cash fee equal to 7.5% of the aggregate gross proceeds of the offering, to reimburse Maxim for certain expenses, and to grant Maxim a warrant to purchase 81,199 shares of common stock, upon substantially the same terms as the warrants issued to the purchasers, except that the warrant issued to Maxim will have an exercise price of $0.33 per share.